UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2007

InfoTech USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)
7 Kingsbridge Road, Fairfield, New Jersey 07004 (Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (973) 227-8772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Pursuant to a letter dated September 28, 2007, Ingram Micro Inc. (“Ingram”) authorized Wells Fargo Bank, N.A. (“Wells Fargo”) to terminate the $250,000 line of credit issued in favor of InfoTech USA, Inc., a Delaware corporation (the “Company”), a copy of which has previously been publicly filed by the Company. A copy of the termination agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. Wells Fargo acknowledged the termination on October 1, 2007. The outstanding line of credit remaining between the company and Ingram is in the amount of $250,000.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Letter dated September 28, 2007, from Ingram Micro Inc. to InfoTech USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOTECH USA, INC.

By:	/s/ J. Robert Patterson
Name:	J. Robert Patterson
Title:	Vice President, Chief Financial Officer, Secretary, Treasurer and Director

Dated: October 4, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Letter dated September 28, 2007, from Ingram Micro Inc. to InfoTech USA, Inc.